December 9, 1998

       Supplement to the PaineWebber Financial Services Growth Fund Inc.
                        Prospectus Dated August 1, 1998


Dear Investor,

      This is a supplement to the Prospectus of PaineWebber Financial Services Growth Fund Inc. ("Fund").

      THE FOLLOWING REPLACES THE INFORMATION CONCERNING THE FUND IN THE "MANAGEMENT" SECTION ON PROSPECTUS P. 26:

FINANCIAL SERVICES GROWTH FUND. The Fund is governed by a board of directors, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board). Karen L. Finkel and Andrew B. Dinnhaupt are primarily responsible for the day-to-day portfolio management of the Fund. Mrs. Finkel is a senior vice president of Mitchell Hutchins. She has held her Fund responsibilities since January 1988 and has been employed by Mitchell Hutchins as a portfolio manager for the last ten years. Mr. Dinnhaupt is a vice president of Mitchell Hutchins and a financial services analyst. Prior to joining Mitchell Hutchins in July 1996, Mr. Dinnhaupt worked at Summit Bank as an investment officer, portfolio manager, credit analyst and financial services analyst beginning in 1989.